UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 2, 2013

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 2, 2013. At the Annual Meeting, the stockholders of the Company approved the Amended and Restated Omnibus Equity Compensation Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on January 30, 2013, subject to receipt of stockholder approval, and became effective upon receipt of stockholder approval on May 2, 2013. The amendments increased the aggregate number of shares that may be issued under the Plan by ten million shares (to 18 million shares). The Plan was also amended to, among other things, extend the term of the Plan to 2023, provide minimum vesting provisions, prohibit share recycling and stock option re-loading, and comply with certain provisions of Internal Revenue Code Sections 162(m) and 409A. A description of the Plan is included on pages 50-60 of the Company’s proxy statement for the 2013 annual meeting filed with the Securities and Exchange Commission on March 21, 2013 (the “Proxy Statement”) and is incorporated herein by reference. Such description and the other information relating to the Plan included herein are qualified in their entirety by reference to the actual terms of the Plan, which is attached as approved as Exhibit 99.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The proposals submitted by the Company’s Board of Directors to a vote of stockholders at the Annual Meeting, and the final results of the voting on each proposal, are noted below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of three years each:

Nominees	For	Against	Abstain	Broker Non-Votes
Bradley C. Irwin	106,939,473	1,611,847	358,979	13,349,111
Penry W. Price	107,553,202	993,726	363,371	13,349,111
Arthur B. Winkleblack	107,595,297	956,018	358,984	13,349,111

Proposal No. 2 — Approval of the Company’s Amended and Restated Omnibus Equity Compensation Plan

The stockholders approved the Company’s Amended and Restated Omnibus Equity Compensation Plan. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
96,828,628	11,604,398	477,273	13,349,111

Proposal No. 3 — Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
104,776,521	2,959,998	1,173,780	13,349,111

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s 2013 consolidated financial statements. The voting results on the proposal were as follows:

For	Against	Abstain
120,209,122	1,825,794	224,494

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Church & Dwight Co., Inc. Amended and Restated Omnibus Equity Compensation Plan, as approved by the Company’s stockholders on May 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 6, 2013	By:	/s/ Matthew T. Farrell
	Name:	Matthew T. Farrell
	Title:	Executive Vice President Finance and Chief Financial Officer